                                                                    Exhibit 10.3

                                Lock-Up Agreement
                                -----------------

         The  undersigned  is the  beneficial  owner of shares of common  stock,
$0.01 par value per  share  (the  "COMMON  STOCK")  of SWMX,  Inc.,  a  Delaware corporation  (the  "COMPANY").  Such  securities  owned by the  undersigned  are subject to this Agreement.  The undersigned understands that the Company intends to enter into a private  placement of up to 4,000,000 shares of Common Stock for an aggregate purchase price of $12,000,000 (the "FUNDING  TRANSACTION"),  as may be revised  by the  Company  without  effect on the terms of this  Agreement  or obligations of the undersigned hereunder.

         In recognition of the benefit that the Funding  Transaction will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby  acknowledged,  the undersigned  agrees, for the benefit of the Company, and each investor in the Funding Transaction,  that, during  the  period  commencing  on the  initial  closing  date  of the  Funding
Transaction  and  ending  nine (9)  months  after  the  closing  of the  Funding
Transactions (the "LOCK UP PERIOD"), the undersigned will not, without the prior written consent of the Company and investors  holding at least a majority of the
Common Stock issued in the Funding  Transaction other than including the 866,666 shares of Common Stock issued to Alowex, LLC and Remnant Media, LLC, in exchange for the accrued  liabilities owed to such entities  directly or indirectly,  (i)
offer, sell, offer to sell, contract to sell, hedge,  pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to  purchase or sell (or  announce  any offer,  sale,  offer of sale,  contract  of sale,  hedge,  pledge,  sale of any  option or  contract  to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition),  or otherwise  transfer or dispose of (or enter into any  transaction  or device  which is designed  to, or could be expected to, result in the disposition by any person at any time in the future),  any  shares  of  Common  Stock,  or  securities  convertible  into  or exchangeable  for Common Stock,  beneficially  owned (within the meaning of Rule
13d-3 under the Securities  Exchange Act of 1934, as amended) by the undersigned during the Lock Up Period or (ii) enter into any swap or other  agreement or any transaction  that transfers,  in whole or in part,  directly or indirectly,  the economic  consequence of ownership of the Common Stock, whether any such swap or transaction  described  in clause (i) or (ii) above is to be settled by delivery of Common Stock, in cash or otherwise.

         In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

         Notwithstanding  the foregoing,  the  undersigned  may transfer  Common
Stock if such transfer  occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the  transferee is receiving and holding the shares  subject to the provisions  of  this  agreement.  Notwithstanding  the  foregoing,  each  of the undersigned  beneficial  owners may sell up to one percent (1%) of the shares of

Common Stock owned by such  beneficial  owner beginning six (6) months after the initial closing date of the Funding Transaction.

         The  undersigned  understands  that the Company and the investors  will proceed with the Funding  Transaction in reliance on this agreement.  Whether or not the Funding  Transactions  are  consummated  depends on a number of factors, including market conditions.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this  agreement  and that,  upon request, the undersigned  will execute any additional  documents  necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon  the  heirs,  personal  representatives,  successors  and  assigns  of  the undersigned.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                                       2

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Alowex LLC

By: /s/ Joshua Wexler
    ------------------------------------
    Name:   Joshua Wexler
    Title:  Member

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Wex Holdings LLC

By: /s/ Joshua Wexler
    ------------------------------------
    Name:   Joshua Wexler
    Title:  Member

                                       2

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Christine Wexler

/s/ Christine Wexler
----------------------------------------

                                       3

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Wexler Family Trust

By:  /s/ Stephen J. Donovan
    ------------------------------------
    Name: Stephen J. Donovan
    Title: Trustee

                                       4

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Joshua Wexler

/s/ Joshua Wexler
----------------------------------------

                                       5

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

84 Limited LLC

By:  /s/ Michael Capiro
    ------------------------------------
    Name:  Michael Capiro
    Title: Member

                                       6

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Caprio Family Health & Educational Trust

By: /s/ Erik DeMicco
    ------------------------------------
    Name: Erik DeMicco
    Title: Trustee

                                       7

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Michael Caprio

/s/ Michael Caprio
----------------------------------------

                                       8

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Suzanne Keay

/s/ Suzanne Keay
----------------------------------------

                                       9

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Keay Family LLC

By: /s/ John I. Keay, Jr.
    ------------------------------------
    Name:  John I. Keay, Jr.
    Title: Member

                                       10

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Hunter Kent Keay Trust

By:   /s/ Anthony  Fasolino
    ------------------------------------
    Name:  Anthony  Fasolino
    Title: Trustee

                                       11

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Morgan Gaines Keay Trust

By:   /s/ Anthony  Fasolino
    ------------------------------------
    Name:  Anthony  Fasolino
    Title: Trustee

                                       12

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

John I. Keay, Jr.

/s/ John I. Keay, Jr.
----------------------------------------

                                       13

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Aloizos Family LLC

By:   /s/ Stavros Aloizos
    ------------------------------------
    Name:  Stavros Aloizos
    Title: Member

                                       14

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Doreen Aloizos

/s/ Doreen Aloizos
----------------------------------------

                                       15

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Aloizos Family Trust

By:   /s/ Stavros Aloizos
    ------------------------------------
    Name:  Stavros Aloizos
    Title: Member

                                       16

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Stavros Aloizos

/s/ Stavros Aloizos
----------------------------------------

                                       17

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Aloizos AAU Fund LLC

By:   /s/ Stavros Aloizos
    ------------------------------------
    Name:  Stavros Aloizos
    Title: Member

                                       18

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Laurence and Bonnie Gershman JTWROS

/s/ Laurence Gershman
----------------------------------------
/s/ Bonnie Gershman
----------------------------------------

                                       19

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Bonnie Geller IRA

/s/ Bonnie Geller
----------------------------------------

                                       20

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Laurence Gershman IRA

/s/ Laurence Gershman
----------------------------------------

                                       21

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Amy Gershman

/s/ Amy Gershman
----------------------------------------

                                       22

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Jonathan Gershman

/s/ Jonathan Gershman
----------------------------------------

                                       23

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Omphalius Family LLC

By:  /s/ Charles Omphalius
    ------------------------------------
    Name:   Charles Omphalius
    Title:  Member

                                       24

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Trust for Kimberly Omphalius

By:  /s/ W. Whitfield Wells
    ------------------------------------
    Name:  W. Whitfield Wells
    Title: Trustee

                                       25

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Omphalius Family Health & Educational Trust

By:  /s/ W. Whitfield Wells
    ------------------------------------
    Name:  W. Whitfield Wells
    Title: Trustee

                                       26

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Daniel Leger Trust

By:  /s/ W. Whitfield Wells
    ------------------------------------
    Name:  W. Whitfield Wells
    Title: Trustee

                                       27

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Trust for Alecia Leger

By:  /s/ W. Whitfield Wells
    ------------------------------------
    Name:  W. Whitfield Wells
    Title: Trustee

                                       28

                      [SIGNATURE PAGE TO LOCK-UP AGREEMENT]

         IN WITNESS WHEREOF,  the undersigned has caused this Lock-Up  Agreement to be executed as of the 26th day of July 2006.

Charles Omphalius

/s/ Charles Omphalius
----------------------------------------

                                       29